SUP-0115-1117I

AB BOND FUNDS

-AB High Yield Portfolio

Supplement dated November 3, 2017 to the Prospectus and Summary Prospectus dated January 30, 2017 (the “Prospectuses”) of AB High Yield Portfolio (the “Fund”), offering Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares.

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Portfolio Management

The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since 2014	Senior Vice President of the Adviser

Ivan Rudolph-Shabinsky	Since 2014	Senior Vice President of the Adviser

Ashish C. Shah	Since 2014	Senior Vice President of the Adviser

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The following replaces information for the Fund in the chart under the heading “Management of the Funds —Portfolio Managers” in the Prospectus for the Fund. The introductory disclosure to the chart is included for context.

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. The High Yield Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for coordinating the Fund’s investments.

The following table lists the persons on the High Yield Investment Team with the most significant responsibility for day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Fund and Responsible Team	Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
AB High Yield Portfolio High Yield Investment Team	Gershon M. Distenfeld; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.

	Ivan Rudolph-Shabinsky; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.

	Ashish C. Shah; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.

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Notice of Proposal to Amend the Investment Advisory Agreement to Implement a Performance (Fulcrum) Fee Arrangement

At a meeting held on October 31-November 2, 2017, the Board of Directors of the Fund (the “Board”) approved a proposal (the “Proposal”) to amend the investment advisory agreement (the “Agreement”) of the Fund to change the Fund’s advisory fee to a performance-based, or “fulcrum,” fee, which is described below. The Proposal is subject to approval by the Fund’s shareholders.

A special meeting of the shareholders of the Fund has been scheduled for January 18, 2018 to seek approval of the Proposal. Further information about the Proposal will appear in a proxy statement to be mailed to the Fund’s shareholders.

Proposed Amendment to the Management Fee

Under the Agreement, the Fund pays to the Fund’s investment adviser (the “Adviser”) a management fee at the annual rate of 0.55% of the Fund’s average daily net assets up to $2.5 billion, 0.50% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.45% of average daily net assets in excess of $5 billion.

Under the Agreement, as proposed to be amended (the “Amended Agreement”), the Fund would pay to the Adviser a management fee, consisting of a base (or fulcrum) fee and a performance adjustment (the “New Management Fee”).

Base Fee. The base fee is calculated and accrued daily, at an annualized rate of 0.40% of the Fund’s average daily net assets (“Base Fee”).

Performance Adjustment. The New Management Fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index plus 0.75% (75 basis points) (“Index Hurdle”) over the “Performance Period.” The Performance Period is initially from the effective date of the Amended Agreement to December 31, 2019 and thereafter each 12-month period beginning on the first business day in the month of January through December 31 of the same year.

The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 4/15 of a basis point (0.002667%) of the Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day.

The Amended Agreement provides that the maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.20% (20 basis points) of the Fund’s average daily net assets (“Maximum Performance Adjustment”), which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 0.75% (75 basis points) or more for the Performance Period.

Under the Amended Agreement, the Fund would pay the Adviser on a monthly basis the minimum fee rate of 0.20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund would pay the Adviser the total New Management Fee, less the amount of any minimum fees paid during the Performance Period.

Additional Actions by the Fund Considered and Approved by the Board

The Adviser also recommended and the Board approved certain additional actions with respect to the Fund, including the following: (i) a change in the Fund’s name to “AB FlexFeeTM High Yield Portfolio” and (ii) the conversion of Class A, Class C, Class R, Class I and Class Z shares of the Fund to Advisor Class shares of the Fund. Implementation of these actions is conditioned upon approval of the Proposal by shareholders.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0115-1117I